Accounts Receivable, Net - Additional Information (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounts receivable, net of allowance for credit loss	$ 32,800		$ 26,100
Accounts receivable, allowance for credit loss	$ 1,500		1,300
MAVEN TOPCO LIMITED [Member]
Accounts receivable, net of allowance for credit loss		$ 24,600	26,100	$ 19,200
Accounts receivable, allowance for credit loss		$ 1,400	$ 1,300	$ 760	$ 1,926